                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


       We hereby consent to the incorporation by reference in this Registration Statement of Novavax, Inc. on Form S-8 of our report dated February 26, 2000, relating to the consolidated financial statements which appears in Novavax, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.


PRICEWATERHOUSECOOPERS LLP

McLean, Virginia

September 14, 2000